Exhibit 99.1

iParty Corp. New England’s leading party goods destination

Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that reflect management’s current views and estimates regarding, among other things, our growth strategy, and industry and market trends. You can identify these statements by the fact that they use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “project,” “plan,” “outlook,” and other words and terms of similar meaning. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from the potential results discussed in the forward-looking statements. Among the factors that could cause actual results and outcomes to differ materially from those contained in such forward-looking statements are the following: changes in consumer confidence and consumer spending patterns, particularly those impacting the New England region; the successful implementation of our growth and marketing strategies; our ability to obtain additional financing, if required, on acceptable terms and conditions; rising commodity prices, especially oil and gas prices; our relationships with our third party suppliers; our inventory management system; and the availability of retail store space on reasonable lease terms.  For a more detailed discussion of risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see Item 1A, “Risk Factors” of iParty’s most recently filed Annual Report on Form 10-K for the fiscal year ended December 29, 2007and other subsequent periodic reports filed with the SEC. iParty is providing this information as of this date, and does not undertake to update the information, whether as a result of new information, future events or otherwise. The information provided herein is not a solicitation for investment, nor an offering to sell any type of security in iParty Corp.

Regulation G Disclosures Information on earnings before interest, taxes, depreciation and amortization (“EBITDA”) appearing elsewhere in this presentation may fall under the SEC’s definition of “non-GAAP financial measures.”  EBITDA is a commonly used measure of performance in our industry which we believe, when considered with measures calculated in accordance with United States generally accepted accounting principles (“GAAP”), gives investors a more complete understanding of operating results before the impact of investing and financing transactions and income taxes and facilitates comparisons between us and our competitors. We use this financial measure in monitoring and evaluating our ongoing financial results and trends. However, the use of EBITDA has certain limitations. Our presentation of EBITDA may be different from the presentation used by other companies and therefore comparability may be limited. Depreciation expense for various long-term assets, interest expense, income taxes and other items have been and will be incurred and are not reflected in the presentation of EBITDA. Each of these items should also be considered in the overall evaluation of our results. Additionally, EBITDA does not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. As required by Regulation G, a reconciliation of EBITDA to the most directly comparable measure under GAAP is presented immediately below. RECONCILIATION OF NON-GAAP MEASURES ($ in thousands) Year Ended 12/29/07 12/30/06 12/31/05 12/25/04 Net income (loss), as reported under GAAP $ 612 $ 375 $ (268) $ 991 less, non-operating income (383)  plus, Interest expense, net 840 762 532 224 plus, Depreciation and amortization 1,706 1,344 1,093 634 plus, Income taxes 146 17 – 105 EBITDA, non-GAAP $ 3,304 $ 2,498 $ 1,357 $ 1,572

Who is iParty? Leading party supplies retailer in New England 50 stores, including 5 in Tampa FL market Average 10K square ft. - $1.6 million sales Average four wall contribution 14% after advertising Historically consistent sales and EBITDA growth Solid management team Focused on self-funded expansion

Store Locations

Party Goods Retail Industry Amscan – The Industry Leader Industry’s largest manufacturer/distributor Party City – 304 stores, Midwest/Sunbelt/Mid-Atlantic Party America – 184 stores, West/Midwest Factory Card – 185 stores, Midwest Franchise stores – Nearly 300 iParty – 50 stores, mainly New England Mom & Pops – We estimate 600-1,000, in small groups, nationwide.

See Regulation G Disclosures

Industry Trends Halloween spending has seen sustained strong growth in recent years. Party spending appears to be more recession resistant than more discretionary types. Party specialty stores compete well with Big Box retailers. Margin maintenance easier with lower price visibility in assortment. Temporary Halloween stores a factor. Industry is relatively mature.

iParty Growth Strategy Grow organically Capitalize on growing Halloween spending Focus on other holidays not fully served by big boxes Add new stores Focus on contiguous and “fill-in” markets Average $500K investment 3 to 4 year payback Acquire existing stores Focus on adding new markets Average $1,000K investment 2 to 3 year payback Higher investment offset by lower “dry well” risk.

Funding for Growth Store Expansions, opening new stores and acquisitions of existing stores have generally been funded from excess cash flow and existing line of credit.  In 2007, our EBITDA was approximately $3 million, generating $1 million in excess cash flow for potential acquisitions and store openings and expansions.  Our goal is to generate one third of EBITDA for expanding current stores, and financing new or acquiring existing stores that add to the bottom line.

iParty Balance Sheet (unaudited) Cash and receivables Inventory Prepaid and other Fixed assets/Intangibles Total Assets AP/Accruals Deferred rent/other Revolver Long term debt Equity Total Liabilities/Equity $1,466 $14,569 $1,270 $7,315 $24,620  $9,269 $1,136 $4,121 $3,826 $6,268 $24,620 Q1 2008 ($ Thousands)

Debt and Equity Values March 29, 2008 Note 1 – Consists principally of three notes, bearing interest at rates ranging from prime plus 1% to 12.25%. Market value equals the full principal amounts payable on the notes. Book value equals book value less unamortized discount. Note 2 – Consists of our Series B, Series C and Series D preferred stock. Market value equals the liquidation preference value of the stock. Book value equals the proceeds of the shares, less amounts allocated to related warrants. Note 3 – Consists of our Series E and Series F preferred stock, at liquidation preference value. Note 4 -  Book value includes substantial early losses during the company’s “internet only” period through the year 1999; market value equals public float as of March 29, 2008.

Investment Rationale Management believes that the current stock price is out of alignment with company performance. Current EV of $30MM equates to 40% of sales and $0.25-$0.30 per common share. Historically, values of 80% of sales and higher have been seen by profitable specialty retail companies. In that context, we note: We are the market leader in our New England market. Our strong market presence presents a significant barrier to entry by new competitors. Proven store model, relatively low per-store investment and fast ramp up. Having reached profitability, company is favorably situated to leverage comp sales increases and new stores significantly to the bottom line.

Management Team Sal Perisano Retail entrepreneur, co-founded Videosmith, a leading Boston area video retailer, and The Big Party, iParty’s predecessor company. Sold Videosmith to Xtravision PLC. Became CEO of Xtravision, which was later sold to Blockbuster. Dorice Dionne Co-founded The Big Party. iParty’s Chief Merchant, with over twenty years experience in the party business. David Robertson CFO, over 25 years retail experience Retail career focus has been on specialty hard lines companies.

iParty - New England’s leading party goods destination

iParty - New England’s leading party goods destination

iParty - New England’s leading party goods destination